Label	Element	Value
BNY Mellon Opportunistic Small Cap Fund
Prospectus [Line Items]	oef_ProspectusLineItems
Risk/Return [Heading]	oef_RiskReturnHeading	BNY Mellon Opportunistic Small Cap Fund
Expense Narrative [Text Block]	oef_ExpenseNarrativeTextBlock

Effective September 1, 2024, the following information supplements the information in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" and "Management" in the fund's prospectus:

The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt of a portion of its management fee in the amount of .10% of the value of the fund's average daily net assets until December 29, 2024. On or after December 29, 2024, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

Fee Waiver or Reimbursement over Assets, Date of Termination	oef_FeeWaiverOrReimbursementOverAssetsDateOfTermination	Dec. 29, 2024